EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fact, Inc. (the “Company”) on Amendment No. 1 to Form 10-Q/A for the period ended April 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patricia Trompeter, Chief Financial Officer of the Company, does certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 4, 2021	/s/ Patricia Trompeter
Patricia Trompeter
Interim Chief Financial Officer